TAXES ON INCOME	6 Months Ended
Jun. 30, 2026
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 11:-	TAXES ON INCOME

The Company’s tax provisions for the six months ended June 30, 2026 and 2025, and its estimated annual effective tax rates, are subject to variation due to several factors, including variability in pre-tax income (or loss), the mix of jurisdictions to which such income relates, tax law developments, as well as non-deductible expenses, such as share-based compensation, and changes in its valuation allowance. Tax benefits were $841 and $3,083 for the six months ended June 30, 2026 and 2025, respectively. The tax benefit for the six months ended June 30, 2026, was lower compared to the six months ended June 30, 2025 mainly due to higher utilization of carry forward losses in Israel.